Exhibit 99.1

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CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - DECEMBER, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Donald P. Miller                                         President
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

    Donald P. Miller                                         4/23/2002
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


/s/ Sheldon A. Paul                                     Assistant Treasurer
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

    Sheldon A. Paul                                          4/23/2002
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          COMPARATIVE BALANCE SHEET
                                                            Schedule
                                                             Amount
          ASSETS                                         July 24, 2000   October 31, 2001    November 30, 2001    December 31, 2001
                                                         -------------   ----------------    -----------------    -----------------
        1 UNRESTRICTED CASH                              $     745,751      $   9,079,535        $   8,348,680        $   6,582,469
        2 RESTRICTED CASH                                      414,160                -                    -                    -
                                                         -------------      -------------        -------------        -------------
        3   TOTAL CASH                                       1,159,911          9,079,535            8,348,680            6,582,469
        4 ACCOUNTS RECEIVABLE(NET)                             659,117                -                    -                    -
        5 INVENTORY                                             44,647                -                    -                    -
        6 NOTES RECEIVABLE FROM AIT(USA), INC., (NET)              -            5,666,853            5,666,853            5,666,853
        7 PREPAID EXPENSES                                     362,117            200,283              197,512              194,852
        8 OTHER                                              9,645,433         11,049,371           11,049,371           11,049,371
                                                         -------------      -------------        -------------        -------------
        9   TOTAL CURRENT ASSETS                            11,871,224         25,996,042           25,262,415           23,493,545
                                                         -------------      -------------        -------------        -------------
       10 PROPERTY, PLANT & EQUIPMENT                       10,084,459                -                    -                    -
       11 LESS: ACCUMULATED DEPRECIATION                    (8,463,070)               -                    -                    -
                                                         -------------      -------------        -------------        -------------
       12   NET PROPERTY , PLANT & EQUIPMENT                 1,621,389                -                    -                    -
       13 DUE FROM INSIDERS
       14 OTHER ASSETS-NET OF AMORTIZATION                   2,520,898          1,001,280            1,001,280              239,808
       15 OTHER                                                182,666                -                    -                225,000
                                                         -------------      -------------        -------------        -------------
       16   TOTAL ASSETS                                 $  16,196,176      $  26,997,322        $  26,263,695        $  23,958,353
                                                         =============      =============        =============        =============

          LIABILITIES & STOCKHOLDERS' EQUITY
          POSTPETITION LIABILITIES
       17 ACCOUNTS PAYABLE                               $         -        $   1,294,344        $     618,665        $     114,535
       18 TAXES PAYABLE                                         (7,448)           178,863              178,863              174,268
       19 NOTES PAYABLE                                            -                  -                    -                    -
       20 PROFESSIONAL FEES                                        -                  -                    -                    -
       21 SECURED DEBT                                             -                  -                    -                    -
          DEFERRED REVENUES                                  3,440,007             34,996               34,996               34,996
       22 OTHER                                                    -              811,696              791,936              933,552
                                                         -------------      -------------        -------------        -------------
       23   TOTAL POST PETITION LIABILTIES                   3,432,559          2,319,899            1,624,460            1,257,350
                                                         -------------      -------------        -------------        -------------
          PREPETITION LIABILITIES
       24 SECURED DEBT                                         133,261                -                    -                    -
          TAXES PAYABLE                                        313,353            271,150              271,150              213,357
       25 PRIORITY DEBT                                            -                  -                    -                    -
       26 UNSECURED DEBT                                     3,470,818          3,297,216            3,297,216            1,967,492
       27 OTHER                                                945,205            244,889              244,889                  -
                                                         -------------      -------------        -------------        -------------
       28   TOTAL PREPETITION LIABILITIES                    4,862,637          3,813,255            3,813,255            2,180,849
                                                         -------------      -------------        -------------        -------------
       29   TOTAL LIABILITIES                                8,295,196          6,133,154            5,437,715            3,438,199
                                                         -------------      -------------        -------------        -------------
          EQUITY
       30 PREPETITION OWNER'S EQUITY                         7,900,980          7,900,981            7,900,981            7,900,981
       31 POSTPETITION CUMULATIVE PROFIT                           -           13,052,841           13,014,653           12,708,828
          FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                            (89,654)             (89,654)             (89,654)
       32 DIRECT CHARGES TO EQUITY                                 -                  -                    -                    -
                                                         -------------      -------------        -------------        -------------
       33   TOTAL EQUITY                                     7,900,980         20,864,168           20,825,980           20,520,155
                                                         -------------      -------------        -------------        -------------
       34   TOTAL LIABILITIES & OWNERS EQUITY            $  16,196,176      $  26,997,322        $  26,263,695        $  23,958,353
                                                         =============      =============        =============        ============

NAME :  INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268

        SCHEDULES FOR COMPARATIVE BALANCE SHEET
                                                     Schedule
                                                      Amount               Month                Month                Month
                                                  July 24, 2000       October 31, 2001     November 30, 2001    November 30, 2001
                                                  -------------       ----------------     -----------------    -----------------
        OTHER ASSETS
        ------------
#8      DUE FROM SUBSIDIARY-FRANCE               $      (340,671)     $        (210,010)   $         (210,010)  $         (210,010)
        DUE FROM SUBSIDIARY-AUSTRALIA                    374,203                380,444               380,444              380,444
        DUE FROM SUBSIDIARY-UNITED KINGDOM             9,249,494             10,484,648            10,484,648           10,484,648
        DUE FROM SUBSIDIARY-GERMANY                      362,407                394,289               394,289              394,289
                                                 ----------------------------------------------------------------------------------
                                                 $     9,645,433      $      11,049,371    $       11,049,371   $       11,049,371
                                                 ==================================================================================

        OTHER ASSETS-NET OF AMORTIZATION
        --------------------------------
#14     GOODWILL                                 $       168,322      $             -      $              -     $              -
        PURCHASED RESEARCH & DEVELOPMENT                 308,937                    -                     -                    -
        DEPOSITS                                          81,576                 18,280                18,280                6,808
        INVESTMENT IN IMA, UK LTD.                       233,000                233,000               233,000              233,000
        INVESTMENT IN MITSUCON TECNOLOGIA SA           1,729,063                750,000               750,000                    -
                                                 ----------------------------------------------------------------------------------
                                                 $     2,520,898      $       1,001,280    $        1,001,280   $          239,808
                                                 ==================================================================================

        OTHER-ASSETS
        ------------
#15     DUE FROM-MITSUCON TECNOLOGIA SA          $       182,666      $             -      $              -     $          225,000
                                                 ==================================================================================

        PREPETITION TAXES PAYABLE
        GENERAL INCOME TAX RESERVE               $       167,188      $         128,737    $          128,737   $          128,737
        GENERAL SALES TAX RESERVE                        146,165                142,413               142,413               84,620
                                                 ----------------------------------------------------------------------------------
                                                 $       313,353      $         271,150    $          271,150   $          213,357
                                                 ==================================================================================


        POST PETITION - OTHER LIABILITIES
        ---------------------------------
#22     ACCRUED COMPENSATION                     $           -        $         716,759    $          716,759   $          716,759
        ACCRUED INTEREST                                     -                      -                                      159,658
        ACCRUED RENT                                         -                      -                     -                    -
        ACCRUED EXPENSES                                     -                   94,937                75,177               57,135
                                                 ----------------------------------------------------------------------------------
                                                 $           -        $         811,696    $          791,936   $          933,552
                                                 ==================================================================================

        PRE PETITION - OTHER LIABILITIES
        --------------------------------
#27     ACCRUED  COMPENSATION                    $       383,852      $             -      $              -     $              -
        ACCRUED EXPENSES                                 172,748                    -                     -                    -
        ACCRUED RENT                                     251,590                107,889               107,889                  -
        ACCRUED INTEREST                                 137,015                137,000               137,000                  -
                                                 ----------------------------------------------------------------------------------
                                                 $       945,205      $         244,889    $          244,889   $              -
                                                 ==================================================================================

NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268

         INCOME STATEMENT                                7 Days Ending           Month             Month                Month
                                                         July 31, 2000     October 31, 2001  November 30, 2001    December 31, 2001
                                                         -------------     ----------------  -----------------    -----------------
       1 GROSS REVENUES                                  $     265,729     $            -    $             -      $             -
         ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                      -                  -                    -
       2 LESS:RETURNS AND ALLOWANCES                               -                    -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
       3   NET REVENUE                                         265,729                  -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
         COST OF GOODS SOLD:
       4 MATERIAL                                                  -                    -                  -                    -
       5 DIRECTLABOR                                               -                    -                  -                    -
       6 DIRECT OVERHEAD- 3RD PARTY COSTS                        4,760                  -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
       7 TOTAL COST OF GOODS SOLD                                4,760                  -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
       8 GROSS PROFIT                                          260,969                  -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
         OPERATING EXPENSES:
       9 OFFICER/INSIDER COMPENSATION                              -                    -                  -                    -
      10 SELLING AND MARKETING                                  44,058                  -                  -                    -
      11 GENERAL AND ADMINISTRATIVE                             37,251                7,477             28,948               52,791
      12 RENT AND LEASE                                            -                    -                  -                    -
      13 OTHER                                                     -                    -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
      14 TOTAL OPERATING EXPENSE                                81,309                7,477             28,948               52,791
                                                         -------------     ----------------  -----------------    -----------------
      15 INCOME (LOSS) BEFORE NON-OPERATING INCOME
           AND EXPENSE                                         179,660               (7,477)           (28,948)             (52,791)
                                                         -------------     ----------------  -----------------    -----------------
         OTHER INCOME AND (EXPENSE):
      16 NON OPERATING INCOME - INTEREST/OTHER                     -                 13,242             10,230 (1)          498,058
      17 NON OPERATING EXPENSE                                     -                    -                  -                    -
      18 INTEREST EXPENSE                                          -                    -                  -                256,622
      19 DEPRECIATION EXPENSE                                      -                    -                  -                    -
      20 AMORTIZATION                                              -                    -                  -                    -
      21 OTHER                                                     -                    -                  -   (2)         (475,000)
                                                         -------------     ----------------  -----------------    -----------------
      22 NET OTHER INCOME AND (EXPENSE)                        179,660               13,242             10,230             (233,565)
         REORGANIZATION EXPENSE:
      23 PROFESSIONAL FEES                                         -                 49,829             16,970               16,970
      24 US TRUSTEE FEES                                           -                  2,500              2,500                2,500
      25 OTHER                                                     -                    -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
      26 TOTAL REORGANIZATION EXPENSE                              -                 52,329             19,470               19,470
                                                         -------------     ----------------  -----------------    -----------------
      27 INCOME TAX                                                -                    -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
      28 INTERNATIONAL WITHHOLDING TAX                                                  -                  -                    -
                                                         -------------     ----------------  -----------------    -----------------
      29 NET PROFIT                                      $     179,660      $       (46,564) $         (38,188)   $        (305,825)
                                                         =============     ================  =================    =================


         Note 1-Non Operating income totalling $498,058 consists of $7,552 of interest income and $490,506 of pre-petition liabilities that were deemed not owed by the Company, as approved by the U.S. Bankruptcy Court.

         Note 2-The Company recognized a $475,000 loss on the sale of its investment in Mutsucon Tecnologia SA in December, 2001. The proceeds of this sale totalled $275,000. The Company received $50,000 in December, 2001 and $225,000 in January, 2002.

NAME :  INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268


        CASH RECEIPTS AND DISBURSEMENTS      7 Days Ending            Month                   Month                   Month
                                             July 31, 2000      October 31, 2001        November 30, 2001       December 31, 2001
                                             -------------      ----------------        -----------------       -----------------
      1 CASH-BEGINNING OF MONTH            $       1,159,911  $          10,442,581   $            9,079,535   $          8,348,680
                                           -----------------  ---------------------   ----------------------   --------------------

        RECEIPTS FROM OPERATIONS
      2 CASH SALES                                       -                      -     .                        .
        COLLECTION OF ACCOUNTS RECEIVABLE
      3 PREPETITION                                  207,021
      4 POST PETITION                                    -                      -                        -                      -
                                           -----------------  ---------------------   ----------------------   --------------------
      5 TOTAL OPERATING RECEIPTS                     207,021                    -                        -                      -
                                           -----------------  ---------------------   ----------------------   --------------------
        NON-OPERATING RECEIPTS
      6 LOANS AND ADVANCES                               -
      7 SALE OF ASSETS                                   -
      8 OTHER                                         19,679                 21,416                   10,230                 60,600
                                           -----------------  ---------------------   ----------------------   --------------------
      9 TOTAL NON OPERATING RECEIPTS                  19,679                 21,416                   10,230                 60,600
                                           -----------------  ---------------------   ----------------------   --------------------
     10 TOTAL RECEIPTS                               226,700                 21,416                   10,230                 60,600
                                           -----------------  ---------------------   ----------------------   --------------------
     11 TOTAL CASH AVAILABLE                       1,386,611             10,463,997                9,089,765              8,409,280
                                           -----------------  ---------------------   ----------------------   --------------------
        OPERATING DISBURSEMENTS
     12 NET PAYROLL                                    5,097                788,769                      -                      -
     13 PAYROLL TAXES PAID                               -                  364,533                      -                      -
     14 SALES, USE & OTHER TAXES PAID                    -                     (582)                     -                      -
     15 SECURED/RENTAL/LEASES                            -                   56,761                    5,442                  5,442
     16 UTILITIES                                        -                      522                    3,415                    -
     17 INSURANCE                                      5,064                    -                        -                      -
     18 INVENTORY PURCHASES                           (7,448)                   -                        -                      -
     19 VEHICLE EXPENSES                                 -                      -                        -                      -
     20 TRAVEL                                           -                   18,133                    1,299                    -
     21 ENTERTAINMENT                                    -                      -                        -                      -
     22 REPAIRS AND MAINTENANCE                          -                    5,500                      -                      -
     23 SUPPLIES                                         -                      -                        -
     24 ADVERTISING                                      -                      -                        -
     25 OTHER                                          2,078                143,326                   40,638                 14,806
                                           -----------------  ---------------------   ----------------------   --------------------
     26 TOTAL OPERATING DISBURSEMENTS                  4,791              1,376,962                   50,794                 20,248
                                           -----------------  ---------------------   ----------------------   --------------------
        TOTAL REORGANIZATION EXPENSE
     27 PROFESSIONAL FEES                                -                      -                     92,791                  3,156
     28 US TRUSTEE FEES                                  -                    7,500                                             -
     29 OTHER                                            -                      -                    597,500              1,803,407
                                           -----------------  ---------------------   ----------------------   --------------------
     30 TOTAL REORGANIZATION EXPENSE                     -                    7,500                  690,291              1,806,563
                                           -----------------  ---------------------   ----------------------   --------------------
     31 TOTAL DISBURSEMENTS                            4,791              1,384,462                  741,085              1,826,811
                                           -----------------  ---------------------   ----------------------   --------------------
     32 NET CASH FLOW                                221,909             (1,363,046)                (730,855)            (1,766,211)
                                           -----------------  ---------------------   ----------------------   --------------------
     33 CASH - END OF MONTH                $       1,381,820  $           9,079,535   $            8,348,680   $          6,582,469
                                           =================  =====================   ======================   ====================


NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268


         ACCOUNTS RECEIVABLE AGING:                  Month                    Month               Month                  Month
                                                September 30, 2001     October 31, 2001      November 30, 2001     December 31, 2001
                                         -------------------------------------------------------------------------------------------

       1 0-30 DAYS                             $               -     $                 -    $                -    $             -
       2 31-60 DAYS                                            -                       -                     -                  -
       3 61-90 DAYS                                            -                       -                     -                  -
       4 91+ DAYS                                              -                       -                     -                  -
                                               --------------------  ---------------------  --------------------  ------------------
       5 TOTAL ACCOUNTS RECEIVABLE                             -                       -                     -                  -
         OTHER ACCOUNTS RECEIVABLE                             -                       -                     -                  -
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                       -                       -                     -                  -
                                               --------------------  ---------------------  --------------------  ------------------
       7 ACCOUNTS RECEIVABLE(NET)              $               -     $                 -    $                -    $             -
                                               ====================  =====================  ====================  ==================


         AGING OF POST PETITION TAXES AND PAYABLES:

         TAXES PAYABLE:                   0-30 DAYS    31-60 DAYS          61-90 DAYS         91+ DAYS              TOTAL
                                          ---------    ----------          ----------         --------              -----


       1 FEDERAL                          $      -   $         -    $               -    $              -    $             -
       2 STATE                                   -             -                    -                   -                  -
       3 LOCAL                                   -             -                    -                   -                  -
       4 OTHER                                   -             -                    -                   -                  -
                                          ---------  -------------  -------------------  ------------------  -----------------
       5 TOTAL TAXES PAYABLE              $      -   $         -    $               -    $              -    $             -
                                          =========  =============  ===================  ==================  =================


                                                                                                                   TOTAL
                                                                                                                   -----

       6 ACCOUNTS PAYABLE:                $   6,476  $      55,243  $             3,792  $           49,024  $         114,535
                                          =========  =============  ===================  ==================  =================


         STATUS OF POSTPETITION TAXES:

                                                       BEGIN TAX          AMOUNT W/H                           ENDING TAX
         FEDERAL                                       LIABILITY          OR ACCRUED        AMOUNT PAID         LIABILITY
         -------                                     -------------------------------------------------------------------------

       1 WITHHOLDING                                 $         -    $               -    $              -    $             -
       2 FICA EMPLOYEE                                         -                    -                   -                  -
       3 FICA EMPLOYER                                         -                    -                   -                  -
       4 UNEMPLOYMENT                                          -                    -                   -                  -
       5 INCOME                                         173,657.00               (5,812)                -              167,845
       6 OTHER                                                 -                    -                   -                  -
                                                     -------------  -------------------  ------------------  -----------------
       7 TOTAL FEDERAL TAXES                                   -    $            (5,812) $              -              167,845
                                                     -------------  -------------------  ------------------  -----------------
         STATE AND LOCAL
         ---------------

       8 WITHHOLDING                                           -                    -                   -                  -
       9 SALES                                               5,206                1,217                                  6,423
      10 EXCISE                                                -                    -                   -                  -
      11 UNEMPLOYMENT                                          -                    -                   -                  -
      12 REAL PROPERTY                                         -                    -                   -                  -
      13 PERSONAL  PROPERTY                                    -                    -                   -                  -
      14 OTHER                                                 -                    -                   -                  -
                                                     -------------  -------------------  ------------------  -----------------
      15 TOTAL STATE AND LOCAL                               5,206                1,217                 -                6,423
                                                     -------------  -------------------  ------------------  -----------------
      16 TOTAL TAXES                                 $       5,206  $            (4,595) $              -    $         174,268
                                                     =============  ===================  ==================  =================

NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268


          BANK RECONCILIATIONS:                      MONTH:     December-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------
A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
                                                 CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
C         PURPOSE(TYPE)                          ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
-----------------------------------------------------------------------------------------------------------------------------
       1 BALANCE PER BANK STATEMENT              $         -    $         -      $  7,370,314  $       -      $         -
       2 ADD:TOTAL DEPOSITS NOT CREDITED                   -              -             7,552          -                -
       3 SUBTRACT:OUTSTANDING CHECKS                       -              -          (793,488)         -             (2,206)
       4 OTHER RECONCILING ITEMS                           -              -               -            -                -
                                                 -------------  -------------    ------------- -----------    ---------------
       5 MONTH END BALANCE PER BOOKS               Closed         Closed         $  6,584,377     Closed      $      (2,206)
                                                 -------------  ==============   ============= ===========    ===============
         DIFFERENCE                                                                       -            -                -
       6 NUMBER OF LAST WRITTEN CHECK                             032661            34778       035702            65


                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------
A          BANK                                   PEOPLES BANK   ALEX BROWN
B          ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                 IMA
                                                  IMA DIP TAX    RESTRICTED
C          PURPOSE(TYPE)                          ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------

       1 BALANCE PER BANK STATEMENT              $         297  $           1
       2 ADD:TOTAL DEPOSITS NOT CREDITED                   -              -
       3 SUBTRACT:OUTSTANDING CHECKS                       -              -
       4 OTHER RECONCILING ITEMS                           -              -
                                                 -------------  ---------------
       5 MONTH END BALANCE PER BOOKS             $         297  $           1
                                                 =============  ===============
         DIFFERENCE                                        -              -
       6 NUMBER OF LAST WRITTEN CHECK                  1036           N/A



         INVESTMENT ACCOUNTS:
                                                     DATE OF        TYPE OF         PURCHASE      CURRENT
         BANK ACCOUNT NAME & NUMBER                  PURCHASE      INVESTMENT         PRICE        VALUE
       -----------------------------------------------------------------------------------------------------
       7             None                                                        $         -    $        -
       8             None                                                                  -             -
       9             None                                                                  -             -
      10             None                                                                  -             -
                                                                                 ------------- -------------
      11 TOTAL INVESTMENT                                                        $         -     $       -
                                                                                 ============= =============



         CASH:

      12 CURRENCY ON HAND                             None
      13 TOTAL CASH - END OF MONTH               $   6,582,469
                                                 =============

NAME :INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER :00-33268

      PAYMENTS TO INSIDERS AND PROFESSIONALS:             MONTH:    December-01

                                                              INSIDERS
    -------------------------------------------------------------------------------------------------------------------------------
                                                                           COMPENSATION
                                                       ----------------------------------------------------
      NAME                                                PAYROLL,
                                                         VACATION &                                        TOTAL PAID   TOTAL PAID
                                   TRAVEL REIMBURSEMENTS SEVERANCE   COMMISSIONS ADVISORY FEES  EXECUTORY  THIS MONTH    TO DATE
                                   -------------------------------------------------------------------------------------------
    1 PAUL SCHMIDT                                                                                                -          10,500
    2 TOM HILL                                                                                                    -           4,000
    3 DAVID CALLARD                                                                                               -           9,000
    4 DON MILLER                                                                                                  -         117,000
    5 PAUL FREDERICK                                                                                              -         494,252
    6 MIKE MCGROARTY                                                                                              -         430,522
    7 SHELDON PAUL                                                                                                -         305,697
    8 KEN BOIN                                                                                                    -         204,722
    9 ROGER BEARD                                                                                                 -         243,978
   10 ROB CHASE                                                                                                   -         301,780
   11 MARIO FERREIRA                                                                                              -         405,229
   12 JIM ANDERSON                                   -           -           -             -          -           -          65,166
                                   --------------------- ----------- ----------- -------------  ---------  ----------- ------------
   13 TOTAL PAYMENT TO
        INSIDERS                   $                 -   $       -   $       -   $         -    $     -    $      -    $  2,591,846
                                   ===================== =========== =========== =============  =========  =========== ============



                                                      PROFESSIONALS
      ----------------------------------------------------------------------------------------------------------------
      NAME                             DATE OF COURT                                              TOTAL
                                        AUTHORIZING        AMOUNT                 TOTAL PAID    INCURRED &
                                          PAYMENT         APPROVED   AMOUNT PAID   TO DATE        UNPAID
    1 DelConte, Hyde, Annello & Schuch   05/29/2001      $    15,000 $       -   $      15,000  $     -
    2 Paul, Hastings, Janofsky &
        Walker LLP                       03/14/2001          467,178     440,628       467,178     83,906
    3 Reid & Riege, P.C.                 05/16/2001           35,995                    35,995      8,496
    4 Zeisler & Zeisler, P.C.            12/06/2000          108,658       3,156       111,814     45,961
    5                                                            -           -             -          -
                                                                     ----------- -------------  ---------
    6 TOTAL PAYMENT TO PROFESSIONALS                                 $   443,784 $     629,987  $ 138,364
                                                                     =========== =============  =========



                   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
      ----------------------------------------------------------------------------------------------------------------
      NAME OF CREDITOR                                            SCHEDULED    AMOUNTS
                                                                   MONTHLY      PAID
                                                                   PAYMENT   DURING THE  TOTAL UNPAID
                                                                     DUE        MONTH    POSTPETITION

    1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)    $    -      $       -   $         -
    2 CROWN POINTE LLC                                                -              -             -
    3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                    -              -             -
    4 FINOVA LOAN ADMINISTRATION(ILC)                                 -                            -
    5 CONNVIEW                                                        -              -             -
    6 BSB LEASING ( FORMERLY AMERILEASE )                             -              -             -
    7 INTEL FINANCIAL SERVICES                                        -              -             -
    8 IOS CAPITAL                                                     -              -             -
    9 LUCENT TECHNOLOGIES                                             -            5,442           -
   10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                -              -             -
   11 IBM CORPORATION                                                 -              -             -
      IBM CORPORATION                                                 -              -             -
   12 T-TECH HOLDING CO.                                              -              -             -
                                                                             -------------------------
      TOTAL                                                                  $     5,442 $         -
                                                                             =========== =============


------------------------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.     CASE NUMBER: 00-33268     ACCRUAL BASIS
------------------------------------------------------------------------------------------------


------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL        X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS        X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?  X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.   CASE NUMBER: 00-33268      ACCRUAL BASIS
---------------------------------------------------------------------------------------------



QUESTIONAIRE EXPLANATIONS:

Item 1. During December 2001, Information Management Associates, Inc. sold its 19.8% interest in Mitsucon Tecnologia SA for $275,000. The Company received $50,000 in December 2001 and $225,000 in January 2002.

Item 4. By order of the United States Bankruptcy Court for the District of Connecticut dated December 26, 2001, Information Management Associates, Inc.'s Plan of Reorganization was approved. Accordingly, certain pre-petition liabilities were paid along with 2.22% interest as ordered by the Court.

Item 11. By order of the United States Bankruptcy Court for the District of Connecticut dated December 26, 2001, Information Management Associates, Inc.'s Plan of Reorganization was approved. Accordingly, certain pre-petition tax liabilities were paid along with 2.22% interest as ordered by the Court.